Exhibit 10.1

GUARANTY AGREEMENT

GUARANTY AGREEMENT, dated as of December 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), made by AMEREN ENERGY GENERATING COMPANY, an Illinois corporation (“Guarantor”), having its principal place of business at 601 Travis Street, Suite 1400 Houston, Texas 77002, in favor of Ameren Corporation, a Missouri company, having its principal place of business at 1901 Chouteau Avenue, St. Louis, Missouri 63103 (“Seller”).

RECITALS

Pursuant to that certain Transaction Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), between Seller and ILLINOIS POWER HOLDINGS, LLC, a Delaware limited liability company (“IPH”), Seller has agreed to divest certain Interests (as defined in the Transaction Agreement), upon the terms and subject to the conditions as set forth therein.

It is a condition precedent to Seller divesting the Interests pursuant to the Transaction Agreement that Guarantor shall have executed and delivered this Guaranty with respect to the due and punctual payment and performance when due of all Indemnification Payments owing by IPH to Seller (collectively, the “Obligations”).

NOW, THEREFORE, in consideration of the foregoing premises, to induce Seller to enter into the Transaction Agreement and to enter into the transactions contemplated thereunder, Guarantor hereby agrees with Seller, as follows:

1.             Guaranty.  (a)  Guarantor hereby unconditionally and irrevocably guarantees to Seller the prompt and complete payment and performance by IPH when due of the Obligations (as and to the extent such guarantee would not violate the terms of the Indenture as in effect on the date hereof).

(b)           This Guaranty shall remain in full force and effect until all of the Obligations are paid in full in immediately available funds, notwithstanding that from time to time prior thereto IPH may be free from any Obligation.

(c)           Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to Seller on account of Guarantor’s liability hereunder, Guarantor will notify Seller in writing that such payment is made under this Guaranty for such purpose.

2.             Limitation of Liability.  Guarantor, and by its acceptance of this Guaranty, Seller, hereby confirms that it is the intention of Guarantor and Seller that this Guaranty and the Obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law to the extent applicable to this Guaranty and the obligations of

Guarantor hereunder. To effectuate the foregoing intention, the Seller and the Guarantor hereby irrevocably agree that the obligations of Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

3.             Subrogation.  Upon making any payment hereunder, Guarantor shall be subrogated to the rights of Seller against IPH and in any collateral for any obligations with respect to such payment; provided that Guarantor shall not seek to enforce any right or receive any payment by way of subrogation until all amounts due and payable by IPH to Seller under the Transaction Agreement have been paid in full in immediately available funds; and further provided that such subrogation rights shall be subordinate in all respects to all amounts owing to Seller under the Transaction Agreement.

4.             Amendments, etc. with Respect to the Obligations.  Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by Seller may be rescinded by Seller and any of the Obligations may be continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Seller, and the Transaction Agreement and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, from time to time, and any collateral security, guaranty or right of offset at any time held by Seller for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Seller shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto.  When making any demand hereunder against Guarantor, Seller may, but shall be under no obligation to, make a similar demand on IPH, and any failure by Seller to make any such demand or to collect any payments from IPH or any such other guarantor or any release of IPH or such other guarantor shall not relieve Guarantor of its Obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Seller against Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

5.             Guaranty Absolute and Unconditional.  (a)  Guarantor hereby agrees that its obligations under this Guaranty constitute a guaranty of payment when due and not of collection.  Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Seller upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between IPH or Guarantor, on the one hand, and Seller, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.  Guarantor waives promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon IPH or Guarantor with respect to the Obligations.  This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (i) the validity, regularity or enforceability of any agreement, any of the Obligations or any collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Seller, (ii) any defense, set-off or counterclaim (other than a defense of payment in full in immediately available funds) which may at any time be available to or be asserted by IPH against Seller, (iii) any requirement that Seller exhaust any right to take any action against IPH or any other Person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this guaranty or (iv) any other circumstance whatsoever (with or without notice to or knowledge of IPH or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of IPH for the Obligations of Guarantor under this guaranty, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against Guarantor, Seller may, but shall be under no obligation to, pursue such rights and remedies that Seller may have against IPH or any other Person or against any collateral security or guaranty for the Obligations or any right of offset with respect thereto, and any failure by Seller to pursue such other rights or remedies or to collect any payments from IPH or any such other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of IPH or any such other Person or any such collateral security, guaranty or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Seller against Guarantor.  This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and its respective successors and assigns thereof, and shall inure to the benefit of Seller, and its respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of Guarantor under this Guaranty shall have been satisfied by payment in full in immediately available funds, notwithstanding that from time to time IPH may be free from any Obligation.

(b)           Without limiting the generality of the foregoing, Guarantor hereby agrees, acknowledges, and represents and warrants to Seller as follows:

(i)       Guarantor hereby waives any defense arising by reason of, and any and all right to assert against Seller any claim or defense based upon, an election of remedies by Seller which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s subrogation rights, rights to proceed against IPH, or any other guarantor for reimbursement or contribution, and/or any other rights of Guarantor to proceed against IPH against any other guarantor, or against any other person or security.

(ii)      Guarantor is presently informed of the financial condition of IPH and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.  Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed about each of IPH’s financial condition, the status of other guarantors, if any, of circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than Seller for such information and will not rely upon Seller for any such information.  Absent a written request for such information by Guarantor to Seller, Guarantor hereby waives the right, if any, to require Seller to disclose to Guarantor any information which Seller may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

(iii)     Guarantor has independently reviewed the Transaction Agreement and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this guaranty to Seller, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any liens or security interests of any kind or nature granted by IPH or any other guarantor to Seller, now or at any time and from time to time in the future.

6.             Reinstatement.  This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Seller upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of IPH or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of IPH or any substantial part of IPH’s property, or otherwise, all as though such payments had not been made.

7.             Payments.  Guarantor hereby agrees that the Obligations will be paid to Seller without set-off or counterclaim in immediately available funds denominated in U.S. Dollars at the address specified in writing by Seller.

8.             Representations and Warranties.  Guarantor represents and warrants that:

(a)           Guarantor has the legal capacity and the legal right to execute and deliver this guaranty and to perform Guarantor’s obligations hereunder;

(b)           no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this guaranty other than those consents or authorizations that have been obtained by Guarantor prior to or on the date hereof; and

(c)           this Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

9.             Severability.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.          Paragraph Headings.  The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

11.          No Waiver; Cumulative Remedies.  Seller shall not by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Seller, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Seller of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Seller would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

12.          Waivers and Amendments; Successors and Assigns.  None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Seller.  This Guaranty shall be binding upon the heirs, personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Seller and its successors and assigns. This Guaranty and the obligations thereunder shall not be assignable by the Guarantor without the written consent of the Seller.

13.          Notices.  Notices by Seller to any Guarantor may be given in the manner set forth in Section 11.7 of the Transaction Agreement and shall be effective as provided therein.

Guarantor:

Ameren Energy Generating Company

601 Travis Street, Suite 1400

Houston, Texas 77002

Attention:   General Counsel

Fax No: (713) 507-6588

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Ave.

Washington, D.C. 20005

Attention: Michael P. Rogan

Fax No. (202) 661-8200

Seller:

Ameren Corporation

1901 Chouteau Avenue

St. Louis, Missouri 63103

Attention:  General Counsel

Fax No.:  (314) 554-4014

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street
New York, New York 10019
Attention:	Elliott V. Stein
Ante Vucic
Fax No.:	(212) 403-2000

14.          GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

15.          SUBMISSION TO JURISDICTION; WAIVERS.  GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTY, SELLER, HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)          SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B)          CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C)          AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO, WITH RESPECT TO GUARANTOR, GUARANTOR AT GUARANTOR’S ADDRESS SET FORTH IN SECTION 13 HEREOF, AND WITH RESPECT TO SELLER, AT SELLER’S ADDRESS SET FORTH IN SECTION 13 HEREOF, OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED; AND

(D)          AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

16.          Integration.  This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by Guarantor relative to the subject matter hereof not reflected herein.

17.          Execution.  Delivery by telecopier or other electronic transmission (including a .pdf e-mail transmission) of a signature page to this Guaranty shall be effective as delivery of an original executed signature page of this Guaranty.

18.          Acknowledgments.  Guarantor hereby acknowledges that:

(a)           Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the related documents;

(b)           Seller has no fiduciary relationship to Guarantor, and the relationship between Seller and Guarantor is solely that of surety and creditor; and

(c)           no joint venture exists between or among any of IPH, Guarantor and Seller.

19.          WAIVERS OF JURY TRIAL.  GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTY, SELLER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY RELATED DOCUMENT AND FOR ANY COUNTERCLAIM HEREIN OR THEREIN.

20.          General Definitions.  All capitalized terms not defined herein shall have the respective meanings set forth in the Transaction Agreement.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement may be used interchangeably in singular or plural form; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

AMEREN ENERGY GENERATING COMPANY,
an Illinois corporation

By:	/s/ Mario Alonso
	Name:	Mario Alonso
	Title:	Vice President Strategic Planning and Development

[Signature page to Ameren Energy Generating Company Guaranty]